EXHIBIT 10.1

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is STRATA SKIN SCIENCES, INC. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at 874 Walker Rd Ste C, Dover, DE 19904.  Unless the Corporation has designated otherwise n writing, the principal office is the  office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on  April 21, 2020, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER.  The following named person is an officer of STRATA SKIN SCIENCES, INC .:
NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Matthew Hill	Authorized Signer	Y	X /s/ Matthew Hill (Seal)

ACTIONS AUTHORIZED.  The authorized  person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money.  To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes.  To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security.   mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of  the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of  any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given, and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances .

Negotiate Items.  To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business  names under which the Corporation does business : None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL
(Continued) Page 2

_________________________________________________________________________________________________________________________________________

Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender 's address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated April 21, 2020.

THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:
X /s/ Matthew Hill (Seal)
Matthew Hill, Authorized Signer of STRATA SKIN SCIENCES, INC.

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.
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LaserP10. Vet. 19.4.10.035 Copr. Finastra USA Co1poration 19972020AJI R!gh!i. Reserved- OE/PA C.\LaserPro\CFI\LPLIC10.FC TR-16514 PR-180

Principal Amount: $2,028,524.00 Date of Note: April 21, 2020

PROMISE TO PAY.  STRATA SKIN SCIENCES, INC. ("Borrower") promises to pay to Republic First Bank D/B/A Republic Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Million Twenty-eight Thousand Five Hundred Twenty-four & 00/100 Dollars ($2,028,524.00), together with interest on the unpaid principal balance from April 21, 2020, until paid in full.

PAYMENT.  Borrower will pay this loan in accordance with the following payment schedule, which calculates interest on the unpaid principal balances as described in the "INTEREST CALCULATION METHOD" paragraph using the interest rates described in this paragraph: 17 monthly consecutive principal and interest payments of $114,191.35 each, beginning December 1, 2020, with interest calculated on the unpaid principal balances using an interest rate of 1.000% per annum; and one principal and interest payment of $114,191.32 on May 1, 2022, with interest calculated on the unpaid principal balances using an interest rate of 1.000% per annum.  This estimated final payment is based on the assumption that all payments will be made exactly as scheduled; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any escrow or reserve account payments as required under any mortgage, deed of trust, or other security instrument or security agreement securing this Note; then to any late charges; and then to any unpaid collection costs.

PAYCHECK PROTECTION PROGRAM.  Bank is making this loan pursuant to the Paycheck Protection Program (the "PPP") created by Section 1102 of the Coronavirus Aid, Relief, and Economic Security Act (the " CARES Act ") and governed by the CARES Act, section 7(a)(36) of the Small Business Act, any rules or guidance that has been issued by the Small Business Administration implementing the PPP, or any other applicable Loan Program Requirements, as defined in 13 CFR § 120.10, as amended from time to time (collectively "PPP Loan Program Requirements ").  Notwithstanding anything to the contrary herein, the Borrower (a) agrees that this Promissory Note shall be interpreted and construed to be consistent with the PPP Loan Program Requirements and (b) authorizes the Bank to unilaterally amend any provision of this Promissory Note to the extent required to comply with the PPP Loan Program Requirements.

PAYMENT ADJUSTMENT.  Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the Note.

INTEREST CALCULATION METHOD.  Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the interest rate over the number of days in a year (365 for all years, including leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this Note is computed using this method.

RECEIPT OF PAYMENTS.  All payments must be made in U.S. dollars and must be received by Lender at: Republic First Bank O/B/A Republic Bank
Two Liberty Place

50 S. 16th Street , Suite 2400 Philadelphia. PA 19102

Payments must be received consistent with the following payment instructions:  By mail at the address specified above by 5:00 PM Eastern Standard Time; In person at the Lender's store by 5:00 PM Eastern Standard Time; By online transfer using the Lender's online banking system by 11:OO PM Eastern Standard Time; By telephone transfer using the Lender's Interactive Voice Response System by 11:OO PM Eastern Standard Time.  Lender may modify these payment instructions, including changing the address for payments, by providing updated payment instructions to Borrower in writing.  If a payment is made consistent with Lender's payment instructions but received after the times noted in the payment instructions above on a business day, Lender will credit Borrower's payment on the next business day.

PREPAYMENT.  Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule.  Rather, early payment s will reduce the principal balance due and may result in Borrower 's making fewer payments.Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Republic First Bank D/B/A Republic Bank, Two Liberty Place, 50 S. 16th Street, Ste. 2400 Philadelphia, PA 19102.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT.  Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default.  After maturity, or after this Note would have matured had there been no default, the Default Rate Margin will continue to apply to the final interest rate described in this Note.  If judgment is entered in connection with this Note, interest will continue to accrue after the date of judgment at the rate in effect at the time judgment is entered.  However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall constitute an event of default ("Event of Default ") under this Note: Payment Default.  Borrower fails to make any payment when due under this Note.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in

PROMISSORY NOTE
(Continued)

any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties.  Borrower or any Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency.  The dissolution or termination of Borrower 's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership.  Any change in ownership of twenty -five percent (25%) or more of the common stock of Borrower.

Adverse Change.  A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity.  Lender in good faith believes itself insecure.

Cure Provisions.  If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

ADDITIONAL CERTIFICATIONS AND AGREEMENTS.

THE BORROWER CERTIFIES AND ACKNOWLEDGES THE FOLLOWINGS:
1.  A Copy of the SBA Authorization Form has been provided to them.
2.  If Borrower defaults on this loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the loan (to the extent any balance remains after loan forgiveness).
3.  Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower financial or business condition.
4.  Borrower will not, without Lender consent, change its ownership structure, make any distribution of company assets that would adversely affect its financial conditions, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

POTENTIAL LOAN FORGIVENESS.  This loan is being made to Borrower pursuant to the Paycheck Protections Program (*Program*) administered by the Small Business Administration (*SBA*).  Pursuant to the Program, all or a portion of the loan may be forgiven if Borrower uses the proceeds of the loan for its payroll costs and other expenses in accordance with the requirements of the Program.  However, if the loan is not fully forgiven, Borrower will remain liable for the full and punctual payment and satisfaction of the remaining outstanding principal balance of the loan plus accrued but unpaid interest.

USE OF PROCEEDS FOR LOAN FORGIVENESS.  Borrower will be required to provide supporting documentation verifying that at least 75% of the PPP loan proceeds were used for payroll costs and not more that 25% can be attributable to SBA approved non-payroll costs incurred before February 15, 2020, over the eight-week period following the date of the loan. /s/ MCH (initials) /s/ MCH (initials).

PAYCHECK PROTECTION PROGRAM APPLICATION.
 In connection with the application submitted to Republic First Bank D/B/A Republic Bank (Lender) for a loan under the Small Business Administration (SBA) Paycheck Protection Program (Program) the undersigned (Borrower) hereby certifies to Lender the following:
1.  If Borrower received an Economic Injury Disaster Loan (EIDL) during the period from January 31, 2020 through April 3, 2020, Applicant will use the loan under the Program to refinance the EIDL.
2.  The Average Monthly Payroll that Borrower reported in the Application was calculated in accordance with the instructions for the Paycheck Protection Program Application Form (SBA Form 2483).
3.  Borrower had and has the requisite corporate power and authority to execute and deliver the Application and any related documents, and to perform Borrower's obligations thereunder.
4.  No agent or other person acting on behalf of Borrower is entitled to any commission, fee, or other compensation in connection with the Application submitted to Lender by the Borrower under the Program.  It is the Borrower responsibility to notify Lender of any such agent or other person prior to executing this document.
5.  If the loan is not fully forgiven, Borrower will remain liable for the full and punctual payment and satisfaction of the remaining balance of the loan.  If the SBA guaranty on the loan becomes null or void, or for any reason becomes unenforceable by Lender against the SBA, Borrower will remain liable for the full and punctual payment and satisfaction of the loan.
6.  Borrower understands that this Borrower Certification is being delivered to Lender in addition to the representations, authorizations and certifications Borrower made in the Application.  Borrower further understands that Lender will rely on the statements contained in this Borrower Certification and the Application for purposes of making a loan to Borrower under the Program.
7.  The statements contained in this Borrower Certification and the representations, authorizations and certifications In the Application are true and correct in all respects.
8.  Borrower will, from time to time as Lender may request, provide to Lender supporting documentation as may be necessary for Lender to confirm that the loan is in compliance with the Program.
9.  Borrower agrees that Lender may correct clerical errors or execute any documentation reasonably necessary to accurately reflect the true and correct terms of the loan, including, but not limited to, any changes or clarifications made to the Program by the SBA after execution of the Promissory Note.  Applicant understands that this may mean correction of the existing Promissory Note or execution of a new Promissory Note

PROMISSORY NOTE
 (Continued)

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or additional loan documents .

Borrower agrees that upon the written request of Lender, Borrower will comply with Lender request to execute such corrected documents, including, but not limited to, executing a new Promissory Note or additional loan documents if the SBA subsequently releases a form promissory note or other loan documents.
10.  BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND CONTROLLING PERSONS THEREOF, PAST, PRESENT OR FUTURE , FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, COSTS, DAMAGES AND EXPENSES, INCLUDING COSTS AND REASONABLE ATTORNEYS FEES ARISING OUT OF OR RELATED TO ANY LOAN MADE BY LENDER TO BORROWER UNDER THE PROGRAM, INCLUDING ANY MISREPRESENTATION, OMISSION OR INACCURACY CONTAINED IN THIS BORRO WER CERTIFICATION , THE APPLICATION OR ANY SUPPORTING DOCUMENTATION PROVIDED BY THE BORROWER IN CONNECTION TO OBTAINING A LOAN UNDER THE PROGRAM.

LENDER'S RIGHTS.  Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.  Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.  This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions.  This Note has been accepted by Lender in the Commonwealth of Pennsylvania.

CHOICE OF VENUE.  If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Kent County, State of Delaware.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.  Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency.  Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: Republic First Bank D/B/A Republic Bank Two Liberty Place 50 S. 16th Street, Ste. 2400 Philadelphia , PA 19102.

COSTS.  Borrower will pay all closing costs, including but not limited to documentation, appraisals, environmental and attorney fees, etc. (If applicable).

AGREEMENT TO PROVIDE FINANCIAL STATEMENTS.  Delay in providing financial information as agreed, notwithstanding any other agreement between the Parties, entitles the Lender to raise the interest rate to the default rate specified in the Loan Documents.

SMALL BUSINESS ADMINISTRATION.  The Loan secured by this lien was made under a United States Small Business administration (SBA) nationwide program which uses tax dollars to assist small business owners.  If the United States is seeking to enforce this document, then under SBA regulations:
 a)    When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.
 b)    Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability.  No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them.  Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor.  Upon any change in the terms of this Note, and unless otherwise expressly stated in writing , no party who signs this Note, whether as maker , guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Note are joint and several.

PROMISSORY NOTE
 (Continued)

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PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

STRATA SKIN SCIENCES, INC.

By: _/s/ Matthew Hill___________________________________(Seal)

 Matthew Hill, Authorized Signer of STRATA SKIN
 SCIENCES, INC.

_________________________________________________________________________________________________________________________________________________
 LaserPro. Ver. 19.4.10.036 Copr. Flnastra USA Corporation 1997. 2020.  All Rights Reserved. - PA  C·\LaserPro\CF!\LPL\020 FC TR-16514 PR-180

LOAN TYPE.This is a Fixed Rate (1.000% initial rate) Disclosable Loan to a Corporation for $2,028,524.00 due on May 1, 2022.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

SPECIFIC PURPOSE. The specific purpose of this loan is: COVID SBA PPP.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $2 ,028 ,524 .00 as follows :

Amount paid to Borrower directly: nOO$2 ,028 ,524 .00

$2,028,524.00 Deposited to Checking Account# 2667444

Note Principal:                                 $2 ,028 ,524 .00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED APRIL 21, 2020.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW .

BORROWER:

STRATA SKIN SCINECES, INC.

By:      /s/ Matthew Hill                                                          (Seal)
Matthew Hill , Authorized Signer  of STRATA SKIN
SCIENCES, INC.

 ___________________________________________________________________________________________________________________________________
LaserPro. Ver. 19.4.10.036 Copr. Flnastra USA Corporation 1997. 2020.  All Rights Reserved. - PA  C·\LaserPro\CF!\LPL\020 FC TR-16514 PR-180

LOAN NO.: 453943

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this April 21, 2020

BORROWER :

STRATA SKIN SCIENCES, INC.

BY:       /s/ Matthew Hill                                                              (Seal)
  Matthew Hill,  Authorized  Signer   of STRATA SKIN
  SCIENCES, INC.

 _______________________________________________________________________________________________________________________________________________________
LaserPro. Ver. 19.4.10.036 Copr. Flnastra USA Corporation 1997. 2020.  All Rights Reserved. - PA  C·\LaserPro\CF!\LPL\020 FC TR-16514 PR-180